Exhibit 10.1
Execution Version

AMENDMENT NO. 5 TO CREDIT AGREEMENT

This AMENDMENT NO. 5 TO CREDIT AGREEMENT (this "Amendment") is entered into as of July 30, 2026, by and among COMTECH TELECOMMUNICATIONS CORP., a Delaware corporation ("Comtech", and together with those additional entities that hereafter become parties to the Credit Agreement as Borrowers in accordance with the terms thereof, each, a "Borrower" and individually and collectively, jointly and severally, the "Borrowers"), the Lenders identified on the signature pages hereof, WINGSPIRE CAPITAL LLC, as revolving agent for the Revolving Lenders (in such capacity, together with its successors and assigns in such capacity, "Revolving Agent"), and TCW ASSET MANAGEMENT COMPANY LLC, as administrative agent for each member of the Lender Group (in such capacity, together with its successors and assigns in such capacity, "Agent").
WHEREAS, Comtech, the Lenders, Revolving Agent and Agent are parties to that certain Credit Agreement dated as of June 17, 2024 (as amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and
WHEREAS, the Borrowers have requested that the Agent, Revolving Agent and the Lenders party hereto agree to amend the Credit Agreement in certain respects as more specifically set forth herein, and Agent, Revolving Agent and such Lenders have agreed to so amend the Credit Agreement, in each case, on the terms and conditions set forth herein.
NOW THEREFORE, in consideration of the premises and mutual agreements herein contained, the parties hereto agree as follows:
1.Defined Terms. Unless otherwise defined herein, capitalized terms used herein and not otherwise defined shall have the meanings ascribed to such terms in the Credit Agreement.
2.Amendments to Credit Agreement. In reliance upon the representations and warranties of Borrowers set forth in Section 6 below, and subject to the satisfaction of the conditions to effectiveness set forth in Section 5 below, the Credit Agreement is hereby amended as follows:
(a)The following definitions are added to Section 1.1 of the Credit Agreement in their proper alphabetical order:
"Amendment No. 5 Closing Date" means July 30, 2026.
"Third Excess Cash Flow Period" means the fiscal year period ending on July 31, 2027.
(b)The definition of "Excess Cash Flow Period" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:

"Excess Cash Flow Period" means, as applicable, (i) the First Excess Cash Flow Period, (ii) the Second Excess Cash Flow Period, (iii) the Third Excess Cash Flow Period, and (iv) the fiscal year period ending on each July 31 thereafter.
(c)The definition of "Fee Letter" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
"Fee Letter" means that certain Fee Letter, dated as of even date with this Agreement, among Borrowers and Agent, in form and substance reasonably satisfactory to Agent, as amended, restated, amended and restated, supplemented or otherwise modified from time to time, including as amended by that certain First Amendment to Fee Letter, dated as of the Amendment No. 1 Closing Date, among Borrowers and Agent, that certain Second Amendment to Fee Letter, dated as of the Amendment No. 2 Closing Date, among Borrowers and Agent, that certain Third Amendment to Fee Letter, dated as of the Amendment No. 3 Closing Date, among Borrowers and Agent, that certain Fourth Amendment to Fee Letter, dated as of the Amendment No. 4 Closing Date, among Borrowers and Agent, and that certain Fifth Amendment to Fee Letter, dated as of the Amendment No. 5 Closing Date, among Borrowers and Agent.
(d)Clause (a) of the definition of "Net Cash Proceeds" set forth in Section 1.1 of the Credit Agreement is hereby amended and restated in its entirety as follows:
(a) with respect to any sale or disposition by any Loan Party or any of its Subsidiaries of assets, the amount of cash proceeds received (directly or indirectly) from time to time (whether as initial consideration (including, for the avoidance of doubt, the "Advance Payment" (as defined in the Purchase Agreement)) or through the payment of deferred consideration) by or on behalf of such Loan Party or such Subsidiary, in connection therewith after deducting therefrom only (i) the amount of any Indebtedness secured by any Permitted Lien on any asset (other than (A) Indebtedness owing to Agent, Revolving Agent or any Lender under this Agreement or the other Loan Documents and (B) Indebtedness assumed by the purchaser of such asset) which is required to be, and is, repaid in connection with such sale or disposition, (ii) reasonable fees, commissions, and expenses related thereto and required to be paid by such Loan Party or such Subsidiary in connection with such sale or disposition, (iii) taxes paid or payable to any taxing authorities by such Loan Party or such Subsidiary in connection with such sale or disposition, in each case to the extent, but only to the extent, that the amounts so deducted are, at the time of receipt of such cash, actually paid or payable to a Person that is not an Affiliate of any Loan Party or any of its Subsidiaries, and are properly attributable to such transaction, and (iv) all amounts that are set aside as a reserve (A) for adjustments in respect of the purchase price of such assets, (B) for any liabilities associated with such sale or casualty, to the extent such reserve is required by GAAP, and (C) for the payment of unassumed liabilities relating to the assets sold or otherwise disposed of at the time of, or within 30 days after, the date of such sale or other disposition, to the extent that in each case the funds described above in this clause (iv) are (x) deposited into escrow with a third party escrow agent or set aside in a separate Deposit Account that is subject to a Control Agreement in favor of Revolving Agent (in its capacity as sub-agent of Agent), and (y) paid to Agent as a prepayment of the applicable Obligations in accordance with Section 2.4(e) of this Agreement (or as otherwise set forth herein with respect to the Specified Permitted Individual Disposition) at such time when such amounts are no longer required to be set aside as such a reserve; provided that solely for purposes of Section 2.4(e)(iii) of this Agreement, (1) the Net Cash Proceeds of the Specified Permitted Individual Disposition attributable to the "Advance Payment" (as defined in the Purchase Agreement) shall be deemed to be zero Dollars ($0) until the earliest of (x) the consummation of the Specified Permitted Individual Disposition, (y) the receipt by Agent of written notice from the Administrative Borrower of its election to apply an amount equal to 65% of the Net Cash Proceeds of the Specified Permitted Individual Disposition attributable to the "Advance Payment" (as defined in the Purchase Agreement) to a prepayment of the outstanding principal amount of the Obligations in accordance with Section 2.4(f)(ii) of this Agreement (the "Specified Permitted Individual Disposition Prepayment Election"), and (z) the termination of the Purchase Agreement in accordance with the terms thereof (the "Specified Permitted Individual Disposition Termination"); provided further that, in the event of a Specified Permitted Individual Disposition Termination, the Net Cash Proceeds of the Specified Permitted Individual Disposition attributable to the "Advance Payment" (as defined in the Purchase Agreement) shall not exceed the amount of the "Advance Payment" (as defined in the Purchase Agreement) retained by the Loan Parties pursuant to the terms of the Purchase Agreement, and (2) any prepayment made by Borrowers during the period commencing on the Amendment No. 4 Closing Date and ending on the date of consummation the Specified Permitted Individual Disposition by way of a Specified Permitted Individual Disposition Prepayment Election (including, for the avoidance of doubt, a prepayment of the Specified Preferred Subordinated Debt up to an amount not to exceed 35% of the Net Cash Proceeds of the Specified Permitted Individual Disposition attributable to the "Advance Payment" (as defined in the Purchase Agreement)) shall not be included in the amount of Net Cash Proceeds of the Specified Permitted Individual Disposition calculated upon the consummation of the Specified Permitted Individual Disposition; and
3.Continuing Effect. References in the Credit Agreement to "this Agreement" (and indirect references such as "hereunder", "hereby", "herein", and "hereof") and in any Loan Document to the "Credit Agreement" shall be deemed to be references to the Credit Agreement as modified hereby. Except as expressly set forth in Section 2 of this Amendment, nothing in this Amendment shall constitute a modification or alteration of the terms, conditions or covenants of the Credit Agreement or any other Loan Document, or a waiver of any other terms or provisions thereof, and the Credit Agreement and the other Loan Documents shall remain unchanged and shall continue in full force and effect, in each case as modified hereby. This Amendment is a Loan Document.

4.Reaffirmation and Confirmation. Each Loan Party party hereto (and with respect to each Loan Party other than the Borrowers, by such Loan Party's execution and delivery of the attached Consent and Reaffirmation) hereby ratifies, affirms, acknowledges and agrees that the Credit Agreement and the other Loan Documents to which it is a party represent its valid, enforceable and collectible obligations, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other Loan Document. Each Loan Party party hereto (and with respect to each Loan Party other than the Borrowers, by such Loan Party's execution and delivery of the attached Consent and Reaffirmation) hereby agrees that this Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations. The Liens and rights securing payment of the Obligations as amended by this Amendment are hereby ratified and confirmed by each Loan Party party hereto (and with respect to each Loan Party other than the Borrowers, by such Loan Party's execution and delivery of the attached Consent and Reaffirmation) in all respects.
5.Conditions to Effectiveness. The effectiveness of this Amendment is expressly conditioned upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Agent and Revolving Agent:
(a)Agent and Revolving Agent shall have received a copy of this Amendment, and the attached Consent and Reaffirmation, executed and delivered by Agent, Revolving Agent, the Lenders and the Loan Parties;
(b)Agent and Revolving Agent shall have received a true, complete and correct copy of the executed Amendment No. 4 to the Specified Preferred Subordinated Credit Agreement, in form and substance reasonably satisfactory to Agent and Revolving Agent;
(c)the Borrowers shall have paid Agent and Revolving Agent for all Lender Group Expenses (including reasonable and documented out-of-pocket attorneys' fees and expenses) payable to Agent and Revolving Agent, as applicable, on or prior to the closing date of this Amendment;
(d)Agent shall have received an executed copy of that certain Fifth Amendment to Fee Letter, dated as of the date hereof, among Borrowers and Agent;
(e)Agent and Revolving Agent shall have received all other documents and legal matters in connection with the transactions contemplated by this Amendment and such documents shall have been delivered or executed or recorded and shall be in form and substance satisfactory to Agent and Revolving Agent;
(f)the representations and warranties of the Loan Parties set forth in Section 6 below shall be true and correct as of the date hereof;
(g)no Default or Event of Default shall have occurred and be continuing on the date hereof or as of the effectiveness of this Amendment; and

(h)Agent shall have received a copy of an amendment to the Specified Preferred Subordination Agreement, in form and substance reasonably satisfactory to Agent and duly executed by Agent, the Specified Preferred Lenders and the Loan Parties.
6.Representations and Warranties. In order to induce Agent, Revolving Agent and the Lenders to enter into this Amendment, each Loan Party party hereto (and with respect to each Loan Party other than the Borrowers, by such Loan Party's execution and delivery of the attached Consent and Reaffirmation) hereby represents and warrants to Agent, Revolving Agent and Lenders that:
(a)after giving effect to this Amendment, each of the representations and warranties of each Loan Party or its Subsidiaries contained in the Credit Agreement or in the other Loan Documents are true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof) on and as of the date hereof (except to the extent that such representations and warranties relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that already are qualified or modified by materiality in the text thereof)) as of such earlier date;
(b)no Default or Event of Default has occurred and is continuing;
(c)the execution, delivery and performance of this Amendment has been duly authorized by all requisite corporate (or equivalent) action on the part of such Loan Party and this Amendment has been duly executed and delivered by such Loan Party; and
(d)this Amendment, the attached Consent and Reaffirmation and the Loan Documents, as amended hereby, constitute legal, valid and binding obligations of the Loan Parties and are enforceable against such Loan Parties in accordance with their respective terms, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally.
7.Miscellaneous.
(a)Expenses. The Borrowers agree to pay on demand all Lender Group Expenses of Agent, Revolving Agent and the Lenders in connection with the preparation, negotiation, execution, delivery and administration of this Amendment in accordance with the terms of the Credit Agreement.
(b)Severability. Each provision of this Amendment shall be severable from every other provision of this Amendment for the purpose of determining the legal enforceability of any specific provision.
(c)Choice of Law and Venue; Jury Trial Waiver. Without limiting the applicability of any other provision of the Credit Agreement or any other Loan Document, the terms and provisions set forth in Section 12 of the Credit Agreement are expressly incorporated herein by reference; provided, that, to the extent that (i) the reaffirmation and confirmation given by the Loan Parties in Section 4 hereof and (ii) the attached Consent and Reaffirmation executed and delivered by the Loan Parties relate to matters contained in Loan Documents governed by, and construed in accordance with laws other than the state of New York, the laws governing those Loan Documents shall apply thereto.

(d)Counterparts; Electronic Execution. Without limiting the applicability of any other provision of the Credit Agreement or any other Loan Document, the terms and provisions set forth in Section 17.7 of the Credit Agreement are expressly incorporated herein by reference.
8.Release. In consideration of the agreements of Agent, Revolving Agent and the Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, each Loan Party, on behalf of itself and its respective successors and assigns, hereby absolutely, unconditionally and irrevocably releases, remises and forever discharges Agent, Revolving Agent and the Lenders, and their successors and assigns, and their present and former shareholders, affiliates, subsidiaries, divisions, predecessors, directors, officers, attorneys, employees, agents and other representatives (Agent, Revolving Agent, each Lender and all such other Persons being hereinafter referred to collectively as the "Releasees" and individually as a "Releasee"), of and from all demands, actions, causes of action, suits, covenants, contracts, controversies, agreements, promises, sums of money, accounts, bills, reckonings, damages and any and all other claims, counterclaims, defenses, rights of set-off, demands and liabilities whatsoever (individually, a "Claim" and collectively, "Claims") of every name and nature, known as of the date of this Amendment, both at law and in equity, which such Loan Party, or any of its respective successors or assigns may now or hereafter own, hold, have or claim to have against the Releasees or any of them for, upon, or by reason of any circumstance, action, cause or thing whatsoever which arises at any time on or prior to the day and date of this Amendment, in each case for or on account of, or in relation to, or in any way in connection with any of the Credit Agreement, or any of the other Loan Documents or transactions thereunder or related thereto, except with respect to any Claim against any Releasee not known to a Loan Party on the date hereof that a court of competent jurisdiction finally determines to have resulted from the gross negligence or willful misconduct of such Releasee or its officers, directors, employees, attorneys or agents.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized and delivered as of the date first above written.

BORROWER: COMTECH TELECOMMUNICATIONS CORP., a Delaware corporation, as a Borrower By: /s/ Michael A. Bondi Name: Michael A. Bondi Title: Chief Financial Officer

Signature Page to Amendment No. 5 to Credit Agreement

TCW ASSET MANAGEMENT COMPANY LLC, as Agent By: /s/Suzanne Grosso Name: Suzanne Grosso Title: Managing Director
TCW RESCUE FINANCING FUND II LP, as a Lender By TCW Asset Management Company LLC, its Investment Advisor By: /s/Suzanne Grosso Name: Suzanne Grosso Title: Managing Director
TCW WV Financing LLC, as a Lender By TCW Asset Management Company LLC, its Collateral Manager By: /s/Suzanne Grosso Name: Suzanne Grosso Title: Managing Director
WINGSPIRE CAPITAL LLC, as Revolving Agent and a Revolving Lender By: /s/Brian Long Name: Brian Long Title: Managing Director
Signature Page to Amendment No. 5 to Credit Agreement

CLOVER PRIVATE CREDIT OPPORTUNITIES ORIGINATION II LP, as a Lender

By O’Connor Alternative Investments, LLC, as Investment Manager

By: /s/Gregory Najarian
Name: Gregory Najarian
Title: Managing Director

By: O’Connor Alternative Investments, LLC, as Investment Manager

By: /s/Jaeho Choi
Name: Jaeho Choi
Title: Managing Director

Signature Page to Amendment No. 5 to Credit Agreement

CLOVER ZERMATT O LLC, as a Lender

By O’Connor Alternative Investments, LLC, as Investment Manager

By: /s/Gregory Najarian
Name: Gregory Najarian
Title: Managing Director

By: O’Connor Alternative Investments, LLC, as Investment Manager

By: /s/Jaeho Choi
Name: Jaeho Choi
Title: Managing Director

TRIFOLIUM O SPE LLC, as a Lender

By O’Connor Alternative Investments, LLC, as Investment Manager

By: /s/Gregory Najarian
Name: Gregory Najarian
Title: Managing Director

By: O’Connor Alternative Investments, LLC, as Investment Manager

By: /s/Jaeho Choi
Name: Jaeho Choi
Title: Managing Director

Signature Page to Amendment No. 5 to Credit Agreement

CEDAR CREST 2022-1 LLC, as a Term Loan Lender By: /s/Donald J. Puglisi Name: Donald J. Puglisi Title: Manager
SHAWNEE 2024-1, LLC, as a Term Loan Lender By: /s/Donald J. Puglisi Name: Donald J. Puglisi Title: Manager

Signature Page to Amendment No. 5 to Credit Agreement

EDCF I ASSETCO, LLC, as a Term Loan Lender

By Eldridge Diversified Credit Fund Holdco, LP, its sole member

By: Eldridge Diversified Credit Fund Holdco GP, LLC, its general partner

By: Eldridge GP, LLC, its sole member

By: /s/Robert Ott
Name: Robert Ott
Title: General Counsel

EDCF II ASSETCO, LLC, as a Term Loan Lender

By Eldridge Diversified Credit Fund II GP, LP, its managing member

By: Eldridge GP, LLC, its general partner

By: /s/Robert Ott
Name: Robert Ott
Title: General Counsel

Signature Page to Amendment No. 5 to Credit Agreement

EDCF II OFFSHORE ASSETCO, LLC, as a Term Loan Lender

By Eldridge Diversified Credit Fund II GP, LP, its managing member

By: Eldridge GP, LLC, its general partner

By: /s/Robert Ott
Name: Robert Ott
Title: General Counsel

RNF ASSETCO, LLC, as a Term Loan Lender

By Eldridge Diversified Credit Fund RNF Master LP, its sole member

By Eldridge Diversified Credit RNF GP, LP, its general partner

By: Eldridge GP, LLC, its general partner

By: /s/Robert Ott
Name: Robert Ott
Title: General Counsel

Signature Page to Amendment No. 5 to Credit Agreement

CONSENT AND REAFFIRMATION
Each Guarantor hereby (i) acknowledges receipt of a copy of the foregoing Amendment No. 5 to Credit Agreement (the “Amendment”; capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the Amendment), (ii) consents to each Borrower's execution and delivery of the Amendment; (iii) agrees to be bound by the Amendment (including, without limitation, Section 8 thereof); (iv) affirms that nothing contained in the Amendment shall modify in any respect whatsoever any Loan Document to which it is a party except as expressly set forth therein; and (v) ratifies, affirms, acknowledges and agrees that each of the Loan Documents to which such Guarantor is a party represents the valid, enforceable and collectible obligations of such Guarantor, except as enforcement may be limited by equitable principles or by bankruptcy, insolvency, reorganization, moratorium, or similar laws relating to or limiting creditors' rights generally, and further acknowledges that there are no existing claims, defenses, personal or otherwise, or rights of setoff whatsoever with respect to the Credit Agreement or any other such Loan Document. Each Guarantor hereby agrees that the Amendment in no way acts as a release or relinquishment of the Liens and rights securing payments of the Obligations as amended by the Amendment. The Liens and rights securing payment of the Obligations as amended by the Amendment are hereby ratified and confirmed by such Guarantor in all respects. Although each Guarantor has been informed of the matters set forth herein and has acknowledged and agreed to same, each Guarantor understands that none of Agent, Revolving Agent or any Lender has any obligation to inform any Guarantor of such matters in the future or to seek any Guarantor's acknowledgment or agreement to future amendments, waivers or consents, and nothing herein shall create such a duty.
Without limiting the applicability of any other provision of the Credit Agreement or any other Loan Document, the terms and provisions set forth in (i) Section 17.7 and (ii) Section 12 of the Credit Agreement are expressly incorporated herein by reference; provided that, to the extent that (i) the reaffirmation and confirmation given by the Loan Parties in Section 4 of the Amendment and (ii) this Consent and Reaffirmation relate to matters contained in Loan Documents governed by, and construed in accordance with laws other than the state of New York, the laws governing those Loan Documents shall apply thereto.
[Signature Pages Follow]

IN WITNESS WHEREOF, each of the undersigned has executed this Consent and Reaffirmation on and as of the date of the Amendment.

COMTECH SATELLITE NETWORK TECHNOLOGIES, INC., a Delaware corporation By: /s/Michael A. Bondi Name: Michael A. Bondi Title: Chief Financial Officer and Treasurer
SOLACOM TECHNOLOGIES (US), INC., a Delaware corporation By: /s/Michael A. Bondi Name: Michael A. Bondi Title: Chief Financial Officer and Treasurer
NG-911, INC., an Iowa corporation By: /s/Michael A. Bondi Name: Michael A. Bondi Title: Chief Financial Officer and Treasurer
TELECOMMUNICATIONS SYSTEMS, INC., a Maryland corporation By: /s/Michael A. Bondi Name: Michael A. Bondi Title: Chief Financial Officer and Treasurer
COMTECH SYSTEMS, INC., a Delaware corporation By: /s/Michael A. Bondi Name: Michael A. Bondi Title: Chief Financial Officer and Treasurer
Signature Page to Consent and Reaffirmation

MICRODATA, LLC, a Maryland limited liability company By: /s/Donald E. Walther Name: Donald E. Walther Title: Secretary
NEXTGEN COMMUNICATIONS, INC., a Maryland corporation By: /s/Donald E. Walther Name: Donald E. Walther Title: Secretary
NEXTGEN COMMUNICATIONS, INC., a Virginia corporation By: /s/Donald E. Walther Name: Donald E. Walther Title: Secretary
COMTECH NEXTGEN LLC, a Delaware limited liability company By: /s/Michael A. Bondi Name: Michael A. Bondi Title: Chief Financial Officer and Treasurer
COMTECH MOBILE DATACOM LLC, a Delaware limited liability company By: /s/Michael A. Bondi Name: Michael A. Bondi Title: Chief Accounting Officer and Treasurer
COMTECH TACTICAL EUROPE LLC, a Delaware limited liability company By: /s/Michael A. Bondi Name: Michael A. Bondi Title: Chief Financial Officer and Treasurer
Signature Page to Consent and Reaffirmation

MICRODATA GIS, INC., a Vermont corporation By: /s/Donald E. Walther Name: Donald E. Walther Title: Secretary
MAPLE ACQUISITION LLC, a Maryland limited liability company By: /s/Donald E. Walther Name: Donald E. Walther Title: Secretary
OLIVE ACQUISITION LLC, a Maryland limited liability company By: /s/Donald E. Walther Name: Donald E. Walther Title: Secretary
ANGELS ACQUISITION CORP., a Delaware corporation By: /s/Donald E. Walther Name: Donald E. Walther Title: Secretary
COMTECH AEROASTRO, INC., a Delaware corporation By: /s/Donald E. Walther Name: Donald E. Walther Title: Secretary
COMTECH ANTENNA SYSTEMS, INC., a Delaware corporation By: /s/Donald E. Walther Name: Donald E. Walther Title: Secretary
Signature Page to Consent and Reaffirmation

COMTECH COMMUNICATIONS CORPORATION, a Delaware corporation By: /s/Donald E. Walther Name: Donald E. Walther Title: Secretary
COMTECH COMSTREAM, INC., a Delaware corporation By: /s/Donald E. Walther Name: Donald E. Walther Title: Secretary
COMTECH TOLT TECHNOLOGIES, INC., a Delaware corporation By: /s/Donald E. Walther Name: Donald E. Walther Title: Secretary
TIERNAN RADYNE COMSTREAM, INC., a Delaware corporation By: /s/Donald E. Walther Name: Donald E. Walther Title: Secretary
NETWORKS IN MOTION, INC., a Delaware corporation By: /s/Donald E. Walther Name: Donald E. Walther Title: Secretary
SOLVERN INNOVATIONS, INC., a Maryland corporation By: /s/Donald E. Walther Name: Donald E. Walther Title: Secretary
Signature Page to Consent and Reaffirmation

CSNTI PRODUCTS CO, LLC, a Delaware limited liability company by its sole member

Comtech Satellite Network Technologies Inc

By: /s/Michael A. Bondi
Name: Michael A. Bondi
Title: Chief Financial Officer and Assistant Secretary

CMTL SERVICES CO, LLC, a Texas limited liability company by its sole member Comtech Telecommunications Corp. By: /s/Michael A. Bondi Name: Michael A. Bondi Title: Chief Financial Officer
Signature Page to Consent and Reaffirmation

COMTECH SATELLITE NETWORK TECHNOLOGIES CORP., a Canadian federal corporation By: /s/Michael A. Bondi Name: Michael A. Bondi Title: Chief Accounting Officer
COMTECH SOLACOM TECHNOLOGIES, INC., a Canadian federal corporation By: /s/Michael A. Bondi Name: Michael A. Bondi Title: Chief Accounting Officer and Assistant Secretary
COMTECH UK HOLDINGS LIMITED, a United Kingdom Limited Corporation By: /s/Michael A. Bondi Name: Michael A. Bondi Title: Director
CGC TECHNOLOGY LIMITED, a United Kingdom Limited Corporation By: /s/Michael A. Bondi Name: Michael A. Bondi Title: Director

Signature Page to Consent and Reaffirmation